EXHIBIT 99.2

BACKUP SERVICING AGREEMENT

This BACKUP SERVICING AGREEMENT, dated as of September 29, 2021 (this “Agreement”), is entered into by and among CARVANA AUTO RECEIVABLES TRUST 2021-P3, in its capacity as a client (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2021-P3, in its capacity as a client (the “Grantor Trust”, together with the Issuing Entity, the “Clients,” and each individually, a “Client”), BRIDGECREST CREDIT COMPANY, LLC, an Arizona limited liability company, in its capacity as servicer (the “Servicer”), and VERVENT INC., a Delaware corporation (the “Backup Servicer”).

WHEREAS, Issuing Entity owns 100% of the beneficial interests in the Grantor Trust and the Grantor Trust owns a portfolio of automobile retail installment contracts (the “Receivables”) and such Receivables are serviced by the Servicer (the “Serviced Receivables”);

WHEREAS, the Grantor Trust has pledged the Receivables, and the Issuing Entity has pledged the Grantor Trust Certificate, each pursuant to the Indenture, dated as of September 29, 2021 (the “Indenture”), among the Issuing Entity, the Grantor Trust and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), as collateral securing among other things, the Notes issued thereunder (the “Obligations”);

WHEREAS, Backup Servicer is engaged in the business of primary and backup servicing of leases, loans and other financial transactions;

WHEREAS, each Client and Servicer desire that Backup Servicer perform certain backup servicing duties in accordance with the terms of this Agreement, and assume the role of Successor Servicer (as defined below) if the Servicer is terminated under the Servicing Agreement, dated as of September 29, 2021 (the “Servicing Agreement”), among the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee, and the Backup Servicer; and

WHEREAS, the Backup Servicer is willing to perform the backup servicing duties specified herein and to assume the role of Successor Servicer if so appointed under the terms of the Servicing Agreement pursuant to the conditions described therein and herein.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Client, Servicer and the Backup Servicer hereby agree as follows:

1.    Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

2.    Appointment.

(a)    Each Client, Backup Servicer and Servicer hereby agree that any time during the period beginning on the date hereof and ending on the date on which this Agreement is terminated (such period, the “Appointment Period”), following the termination or resignation of the Servicer as the Servicer under the Servicing Agreement, the Backup Servicer shall be appointed as the successor servicer (the “Successor Servicer”). Within 30 days of receipt of notice from the Indenture Trustee (the “Appointment Effective Date”) that, pursuant to Section 5.1 of the Servicing Agreement, the Servicer has been terminated under the Servicing Agreement, or the Servicer has resigned under the Servicing Agreement, Backup Servicer shall assume the duties and rights of the Servicer under the Servicing Agreement, subject to the Servicing Agreement Exceptions (as defined below).

(b)    Backup Servicer hereby agrees that in the event that Backup Servicer becomes a Successor Servicer during the Appointment Period, (i) Backup Servicer shall be ready, willing and able to assume, and shall assume, Servicer’s responsibilities under the Servicing Agreement, (ii) Backup Servicer shall be entitled to receive the Servicing Fee and reimbursement for any unpaid indemnity amounts and any unpaid transition expenses incurred by it in connection with the transfer of servicing to Backup Servicer (including any boarding fees or other expenses payable to Backup Servicer), in each case, solely as set forth in the Indenture and (iii) all fees set forth herein, including the Backup Servicing Fee, shall no longer be payable to Backup Servicer.

(c)    Notwithstanding anything to the contrary in this Agreement, Backup Servicer shall not be obliged to assume the duties and rights of the Servicer under the Servicing Agreement if the Servicer has failed to perform its obligation under Section 3(b) with respect to the calendar month prior to the Backup Servicer’s appointment as Successor Servicer.

(d)    The “Servicing Agreement Exceptions” shall be: The Collection Policy shall be the then current collection policies of the Backup Servicer for servicing automobile retail installment contracts similar to the Receivables.

3.    Duties of Backup Servicer.

(a)    In furtherance of its undertaking in Section 2 above, from and after the date hereof until the Appointment Effective Date, Backup Servicer agrees to perform the Backup Servicer functions as set forth in this Section 3. On and after the Appointment Effective Date, Backup Servicer, as Successor Servicer, shall serve as “Servicer” under the Servicing Agreement.

(b)    On or before 10 a.m. Pacific Time three Business Days following the end of each calendar month, Servicer shall transfer to Backup Servicer a detailed master file in computer readable format as reasonably agreed to by Servicer and Backup Servicer (the “Monthly Master File”) for the Serviced Receivables as of the last day of the preceding calendar month, and Backup Servicer shall maintain and store such master file on a secure FTP site.

(c)    Within five (5) business days of receipt of the Monthly Master File, Backup Servicer shall load the information from the Monthly Master File into Backup Servicer’s data system and provide each Client and the Indenture Trustee with a certificate stating that the Monthly Master File has been received, is in an acceptable format and Backup Servicer is able to begin servicing of the Serviced Receivables within 30 days of receipt of the Monthly Master File.

(d)    Backup Servicer shall receive and review the Servicer’s Certificate related to such Monthly Master File. Backup Servicer shall verify the information set forth on Exhibit A hereto, to the extent such information is contained in the Monthly Master File. The verification shall compare the information on the Servicer’s Certificate to the information on Backup Servicer’s data system using the Monthly Master File.

(e)    Within five (5) business days of receipt of the Monthly Master File, Backup Servicer will deliver to Servicer, Indenture Trustee and each Client a notice either (i) certifying that it has confirmed the accuracy of the information specified in Exhibit A in the Servicer’s Certificate related to such Monthly Master File, as described above, or (ii) describing any discrepancies discovered in the information specified in Exhibit A hereto contained in the Servicer’s Certificate related to such Monthly Master File.

(f)    Servicer agrees to provide Backup Servicer with any information that the Servicer has in its possession (or is able to obtain without undue effort or expense) Backup Servicer may reasonably request that is necessary to perform its obligations hereunder.

(g)    Servicer agrees that no information shall be transferred to Backup Servicer that would be restricted under the Payment Card Industry Data Security Standard (PCI).

(h)    Except as provided herein, Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.

4.    Backup Servicer’s Fees. In connection with this Agreement, Issuing Entity shall pay Backup Servicer the fees set forth in Exhibit B attached hereto in accordance with Section 2.7 of the Indenture.

5.    Consultation Requirements. Servicer shall consult fully with Backup Servicer as may be reasonably necessary from time to time for Backup Servicer to perform or carry out its obligations hereunder.

6.    Access to Records.

(a)    Backup Servicer shall afford to Issuing Entity, Grantor Trust, Indenture Trustee and Servicer and their respective employees, accountants and counsel, reasonable access at reasonable times during normal business hours to books, records, documents and other information concerning the conduct and performance of Backup Servicer of its obligations hereunder.

(b)    Servicer shall afford access to Backup Servicer to visit the personnel, offices and property of Servicer or any of its Affiliate delegatees, for the purposes of examining books, records, documents and other information in possession or under control of Servicer or any of its Affiliate delegatees relating to the Receivables and other related property. Additionally, the

Backup Servicer may visit the Servicer to discuss any changes in its Collection Policy on an annual basis. Such visits may only be made upon reasonable request and during normal business hours and in accordance with Applicable Law prohibiting disclosure of information regarding the Obligors.

7.    Representations and Warranties. Backup Servicer hereby makes the following representations, warranties and covenants as of the date hereof:

(a)    Organization and Good Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. It has all licenses, permits and authorizations necessary to transact the business in which it is presently engaged and that are required to perform its services hereunder.

(b)    Due Qualification. It is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirements), except where the failure to so qualify or obtain such approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(c)    Due Authorization. It has duly authorized, by all necessary action on its part, the execution and delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement.

(d)    No Conflict. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound.

(e)    No Violation. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and its fulfillment of the terms hereof applicable to it (i) will not conflict with or violate the organizational documents of the Backup Servicer, (ii) will not conflict with or constitute a default under any applicable provision in any material agreement, contract or other instrument to which the Backup Servicer is a party or by which the Backup Servicer or its properties are bound, and (iii) will not conflict with or violate any law, judgment or governmental rule, regulation or order applicable to it.

(f)    No Proceedings. There are no proceedings pending or, to the best of its knowledge, threatened or investigations pending or threatened against it before or by any governmental authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(g)    All Consents Required. All material authorizations, consents, orders, approvals or other actions of any governmental authority required to be obtained or effected by it in connection with its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it have been duly obtained or effected and are in full force and effect.

(h)    Enforceability. This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors’ rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

8.    Indemnity.

(a)    The Issuing Entity agrees to defend, indemnify and hold Backup Servicer and any officers, managers, members, employees or agents of Backup Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses (collectively, “Losses”) that Backup Servicer may sustain under this Agreement in connection with claims asserted at any time by third parties against Backup Servicer arising out of this Agreement (but not, for the avoidance of doubt, from any Losses after its appointment as the Successor Servicer that arise out of such appointment or with respect to its duties as Successor Servicer except as set forth in the Servicing Agreement), unless such Losses are the result of (i) the breach of this Agreement or any other Transaction Document by Backup Servicer, (ii) Backup Servicer’s failure to comply with requirements of applicable federal, state and local laws and regulations, in performing its duties as Backup Servicer hereunder, (iii) the gross negligence, bad faith or willful misconduct of Backup Servicer or (iv) any failure of the representations and warranties made by Backup Servicer hereunder or, in connection herewith to be true and correct in all material respects when made; provided that such indemnities shall only be payable pursuant to Section 2.7 of the Indenture. The indemnities in this Section 8 shall include reasonable and documented attorneys’ fees and expenses of external counsel in connection with the successful enforcement of their indemnification rights hereunder and shall survive the termination of this Agreement or the removal or resignation of Backup Servicer.

(b)    Backup Servicer agrees to defend, indemnify and hold each of the Issuing Entity, the Owner Trustee, the Grantor Trust, the Grantor Trust Trustee, the Indenture Trustee and the Servicer and their respective shareholders, members, managers, directors, affiliates, assignees, agents, and employees harmless from and against any and all Losses directly arising from (i) Backup Servicer’s gross negligence, bad faith or willful misconduct, (ii) Backup Servicer’s material breach of this Agreement (including any failure of the representations and warranties made by Backup Servicer hereunder or in connection herewith or any other Transaction Document, to be true and correct in all material respects), (iii) Backup Servicer’s failure to comply with requirements of applicable federal, state and local laws and regulations or its standard operating procedures in performing its duties hereunder or (iv) any action or omission by the Backup Servicer that compromises the confidentiality or security of Confidential Information (as defined in Section 12). Such indemnification shall include reasonable and documented legal fees and expenses of external counsel in connection with the successful enforcement of their indemnification rights hereunder and shall survive the termination or assignment of this Agreement and the resignation or removal of any indemnified party.

9.    Limitation of Liability.

(a)    In conjunction with Backup Servicer’s obligations hereunder, Backup Servicer is authorized to accept and rely on all the accounting, records and work of the Servicer, and Backup Servicer shall have no duty, responsibility, obligation, or liability for the acts or omissions of Servicer. The degree of examination of such accounting, records, and work which Backup Servicer deems necessary to complete any conversion and portfolio transfer in connection with Backup Servicer becoming a Successor Servicer shall not be construed as a representation by Backup Servicer of the accuracy of such accounting, records, and work.

(b)    Neither Backup Servicer nor any of its members, managers, officers, employees or agents will be under any liability to Servicer, the Issuing Entity, Indenture Trustee or the Grantor Trust or any other Person for any action taken or for refraining from the taking of any action in the capacity as Backup Servicer under this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision does not protect Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of (i) the gross negligence, bad faith or willful misconduct of Backup Servicer, (ii) the breach of this Agreement or any other Transaction Document by Backup Servicer, (iii) any failure of the representations and warranties made by Backup Servicer hereunder or under any other Transaction Document or in connection herewith or therewith to be true and correct when made, (iv) the failure of Backup Servicer or such Person to comply with requirements of applicable federal, state and local laws and regulations or its standard operating procedures in performing its duties hereunder or (v) any action or omission by the Backup Servicer or such Person that compromises the confidentiality or security of Confidential Information. Backup Servicer and any of its members, managers, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c)    Backup Servicer will have no responsibility and will not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement to the extent such failure, error, malfunction or delay results from Backup Servicer acting in accordance with information prepared or supplied by any Person other than Backup Servicer or the failure of any such other Person to prepare or provide such information. In the event Backup Servicer becomes aware of errors, which in the opinion of Backup Servicer, impairs its ability to perform its services hereunder, Backup Servicer shall immediately notify the Servicer of such errors. Backup Servicer will have no responsibility, will not be in default and will incur no liability for (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by Backup Servicer from any third party,

(iii) the invalidity or unenforceability of any Serviced Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Serviced Receivable, or (v) the acts or omissions of any successor Backup Servicer, in each case, except to the extent arising out of the gross negligence of, willful misconduct of, or breach of this Agreement by the Backup Servicer. Except for the obligations undertaken by Backup Servicer in this Agreement, Backup Servicer will have no obligation to take any action, or to perform any of the duties of the Servicer until such time as Backup Servicer has become the Successor Servicer.

(d)    Backup Servicer offers no representations concerning, and shall have no liability hereunder with respect to, the collectability, enforceability or other characteristics of the Serviced Receivables. Backup Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure, error, malfunction or delay results from Backup Servicer acting in accordance with applicable laws, regulations or rules or from acts of God, war or terrorism, insurrection, strikes, stoppages of labor, power or equipment failure or malfunction (including that of any common carrier or transmission line), loss or malfunction of communications or computer (hardware or software) services, emergency conditions, tornado, flood, fire, earthquake or similar event, adverse weather conditions or any other factor, medium, instrumentality or any cause or circumstances, directly or indirectly, where such cause or circumstance is beyond Backup Servicer’s control or for information prepared or supplied by a Person other than Backup Servicer as contemplated hereunder or the failure of any such Person to prepare or provide such information.

(e)    EXCEPT AS EXPRESSLY SET FORTH HEREIN, THERE ARE NO WARRANTIES MADE BY BACKUP SERVICER, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ISSUING ENTITY, GRANTOR TRUST, BACKUP SERVICER OR THE SERVICER BE LIABLE FOR ANY CONSEQUENTIAL, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO DAMAGES FOR LOSS OF CURRENCY, FUNDS, DATA, PROFITS OR GOODWILL, REGARDLESS OF WHETHER ISSUING ENTITY, GRANTOR TRUST, BACKUP SERVICER OR THE SERVICER HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.

10.    Resignation and Removal.

Vervent may not resign as Backup Servicer except upon a determination that by reason of a change in applicable law the performance of its obligations as Backup Servicer under this Agreement is no longer permissible under Applicable Law in a manner which would result in a material adverse effect on the Backup Servicer, and Indenture Trustee, at the direction of the majority of the Holders of the Notes of the Controlling Class, does not (i) elect to waive the obligations of Backup Servicer to perform the duties that render it legally unable to act or (ii) allow Backup Servicer to delegate those duties to another Person. Any determination permitting the resignation of Backup Servicer must be in the reasonable determination of the Backup Servicer and shall be accompanied by an Opinion of Counsel, by outside counsel reasonably acceptable to each Client, as to the Applicable Law that would be violated, delivered to each Client and the Indenture Trustee. No resignation or removal of Vervent as Backup Servicer shall relieve Vervent of any liability to which it has previously become subject as Backup Servicer under this Agreement.

11.    Termination.

(a)    This Agreement may be terminated by the Indenture Trustee, at the direction of the majority of the Holders of the Notes of the Controlling Class, upon the occurrence of any of the following conditions and following one hundred twenty (120) days’ notice to the Backup Servicer and the Rating Agencies:

(i)    Backup Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(ii)    Backup Servicer commits a material breach of this Agreement (including any failure of the representations and warranties made by the Backup Servicer hereunder or in connection with any other Transaction Document, to be true and correct in all material respects) which has not been cured within sixty (60) days of the Indenture Trustee’s written notice of said breach, acting at the direction of the majority of the Holders of the Notes of the Controlling Class.

(b)    This Agreement will be automatically and immediately terminated upon the occurrence of any of the following conditions:

(i)    The Notes (other than the Class XS Notes) and the Certificates have been paid in full; or

(ii)    Backup Servicer becomes the Successor Servicer pursuant to Section 2; or

(iii)    The entry with respect to Backup Servicer of a decree or order for relief by a court or agency or supervisory authority having jurisdiction under any present or future federal or state bankruptcy, insolvency or similar law; or

(iv)    A conservator, receiver or liquidator is appointed with respect to Backup Servicer in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings.

12.    Confidential Information. Backup Servicer will preserve the confidentiality of any non-public information obtained by it in connection with its performance of its responsibilities hereunder, which shall include any information concerning the Serviced Receivables or the customers, trade secrets, methods, processes or procedures, or financial or business information of the other Parties or the terms of the Transaction Documents or the parties thereto (“Confidential Information”); provided, however, that nothing herein shall prevent Backup Servicer from disclosing such information to (a) Backup Servicer’s managers, officers, members, employees, agents, subservicers and professional consultants in connection with Backup Servicer’s obligations under this Agreement; provided that such Persons are obligated by contractual or professional obligations to maintain the confidentiality of such Confidential Information, (b) any federal or state regulatory agency having jurisdiction over Backup Servicer, provided that the information provided is responsive to any legally enforceable request for such information, (c) any federal or state regulatory agency or governmental authority to which such disclosure is required (1) to effect compliance with any law, rule, regulation or order applicable to Backup Servicer, (2) in response to any subpoena or legal process, (3) in connection with any litigation or adversary proceedings to which Backup Servicer or any other party hereto is a party, or (4) as required to execute and administer this Agreement or (d) to the extent such information becomes public through no act or fault of Backup Servicer. In the case of any disclosure permitted by clause (b) or (c), Backup Servicer shall use commercially reasonable efforts to (x) provide Servicer, each Client and Indenture Trustee with advance notice of any such disclosure and (y) cooperate with Servicer, each Client and Indenture Trustee in limiting the extent or effect of any such disclosure. To the extent that any information provided to the Backup Servicer in connection with this Agreement meets the definition of “non-public personal information” as that term is defined in Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. Section 6801 et seq. (the “GLB Act”) and/or is subject to protection under any federal or state statute, rule, regulation or guideline relating to privacy (including, but not limited to, the GLB Act and each federal or state rule, regulation or guideline implementing requirement of that statute) (“NPI Rules”), the Backup Servicer shall treat such information as confidential in accordance with the terms of the GLB Act and the NPI Rules. The Backup Servicer hereby represents and warrants that it maintains an information security program that is reasonable and in compliance with Applicable Law. This Section 12 shall survive the termination of this Agreement or the removal or resignation of Backup Servicer.

13.    Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

14.    Governing Law. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, WITHOUT REGARD TO ITS CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 15-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

15.    [Reserved.]

16.    Notices. All notices, demands, instructions and other communications required or permitted under this Agreement must be in writing and will be deemed to have been duly given upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail. Unless otherwise specified in a notice sent in accordance with the provisions of this section, notices, demands, instructions and other communications in writing will be given to the respective parties at their respective addresses specified in Part III of Appendix A to the Receivables Purchase Agreement.

17.    Further Assurances. Each Client, Servicer and Backup Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties hereto in order to effect more fully the purposes of this Agreement.

18.    Assignment. Notwithstanding anything to the contrary contained herein, this Agreement, or any rights or obligations hereunder, shall not be assigned by any party hereto without the prior written consent of the other parties hereto and the Indenture Trustee. Notwithstanding the foregoing, the parties hereto consent to the pledge and assignment by each Client to the Indenture Trustee of each such Client’s rights under this Agreement.

19.    Amendment.

(a)    This Agreement may be amended by each Client, the Servicer and the Backup Servicer, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Documents, or with any description thereof in the Prospectus, or the Certificate Private Placement Memorandum, (iii) to add to the covenants, restrictions or obligations of the Administrator, (iv) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely the interests of the Noteholders or the Certificateholders or (v) the Rating Agency Condition is satisfied with respect to such amendment and the Depositor or the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)    This Agreement may also be amended from time to time by each Client, the Servicer, the Backup Servicer and the Indenture Trustee with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or if no Notes (other than the Class XS Notes) are Outstanding, the Majority Certificateholders (which consent, whether given pursuant to this Section 19(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall reduce the aforesaid percentage of Noteholders or Certificateholders required to consent to any such amendment, without the consent of the holders of all Notes or Certificates then outstanding, as the case may be. It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement. Prior to the execution of any amendment pursuant to this Section 19(b), the Issuing Entity shall provide written notification of the substance of such amendment or consent to each Rating Agency and the Indenture Trustee; and promptly after the execution of any such amendment, the Issuing Entity shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee.

(c)    Each of the Grantor Trust Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment, waiver or other modification which affects such trustee’s own rights, privileges, indemnities, duties or obligations under this Agreement, and no such amendment, wavier or modification which affects such trustee’s own rights, duties or indemnities under this Agreement shall be effective without the Grantor Trust Trustee’s or Owner Trustee’s written agreement or prior written consent.

(d)    Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the each Client and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust or the Issuing Entity to fail to qualify as a grantor trust for United States federal income tax purposes.

20.    Third Party Beneficiaries. Each of the parties hereto hereby agrees that the Indenture Trustee under the Indenture shall be an express third party beneficiary to this Agreement and entitled to enforce directly this Agreement, in each case as if the Indenture Trustee were a party hereto.

21.    Non-Petition. Backup Servicer hereby agrees that it will not institute against the Issuing Entity or Grantor Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy law, including the Bankruptcy Code, so long as any Notes (other than the Class XS Notes) have not been paid in full or there shall not have elapsed one year plus one day since the last day on which any such Note shall have been reduced to zero. Backup Servicer agrees that damages will not be an adequate remedy for breach of this covenant and that this covenant may be specifically enforced by the Issuing Entity, Grantor Trust, Servicer or the Indenture Trustee acting at the direction of the majority of the Holders of the Notes of the Controlling Class. The agreements in this Section 21 shall survive termination of this Agreement.

22.    Concerning the Trustee and Trust Obligations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of each Client is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only such Client, (c) nothing herein contained shall be construed as creating any liability on, BNY Delaware individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or the Grantor Trust, respectively, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by each Client in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of each Client or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by each Client under this Agreement.

23.    Recourse against Certain Parties. Notwithstanding anything in this Agreement to the contrary, all amounts owed by the Issuing Entity or the Grantor Trust on, under or in respect of its obligations and liabilities under this Agreement shall be recoverable only from and to the extent of the Collateral and upon final realization of collections thereon and in accordance with Section 2.7 of the Indenture, the Issuing Entity and the Grantor Trust shall have no further liability and all claims in respect of the amounts owed but still unpaid shall be extinguished.

24.    Information to be Provided by the Backup Servicer.

(a)    The Backup Servicer agrees to cooperate in good faith with any reasonable request by the Depositor for information regarding the Backup Servicer which is required in order to enable the Depositor to comply with the provisions of Items 1104(e), 1117, 1119 and 1121(c) of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Backup Servicer or to the Backup Servicer’s obligations under this Agreement; provided that with respect to Rule 15Ga-1, and Items 1121(c) and 1104(e) of Regulation AB, the Backup Servicer shall not be deemed a “securitizer” under Regulation AB or under the Exchange Act.

(b)    Except to the extent disclosed by the Backup Servicer in subsection (c) or (d) below, the Backup Servicer shall be deemed to have represented to the Depositor on the first day of each Collection Period with respect to the prior Collection Period that to the best of its knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against Vervent Inc. or any property of Vervent Inc. that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.

(c)    The Backup Servicer shall, as promptly as practicable following notice to or discovery by the Backup Servicer of any changes to any information regarding the Backup Servicer as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.

(d)    The Backup Servicer shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2022, a report of a representative of the Backup Servicer with respect to the immediately preceding calendar year certifying, on behalf of the Backup Servicer, that except to the extent otherwise disclosed in writing to Depositor, to the best of his or her knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against Vervent Inc. or any property of Vervent Inc. that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.

(e)    The Backup Servicer shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2022, a report of a representative of the Backup Servicer with respect to the immediately preceding calendar year providing to the Depositor such information regarding the Backup Servicer as is required for the purpose of compliance with Item 1119 of Regulation AB. Such information shall include, at a minimum, a description of any affiliation between the Backup Servicer and any of the following parties to this securitization transaction, as such parties are identified to the Backup Servicer by the Depositor in writing in advance of this securitization transaction:

(i)    the Depositor;

(ii)    Carvana, LLC, as sponsor;

(iii)    the Issuing Entity;

(iv)    the Grantor Trust;

(v)    the Servicer;

(vi)    the Collateral Custodian;

(vii)    the Indenture Trustee;

(viii)    the Owner Trustee;

(ix)    the Grantor Trust Trustee;

(x)    the Asset Representations Reviewer; and

(xi)    any other material transaction party.

(f)    In connection with the parties listed in clauses (i) through (xi) above, the Backup Servicer shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset backed securities issued in this securitization transaction.

(g)    The Backup Servicer shall provide the Depositor with notification, as soon as practicable and in any event within five (5) Business Days, of all demands delivered to a Responsible Officer of the Backup Servicer for the repurchase or replacement of any Receivable pursuant to any Transaction Document. Subject to this Section 24, the Backup Servicer shall have no obligation to take any other action with respect to any demand. In no event shall the Backup Servicer have (i) any responsibility or liability in connection with any filing to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 24.

(h)    To the extent applicable, the Backup Servicer shall comply with and provide, on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, the assessments and certificates as required under Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Backup Servicing Agreement as of the date first written above.

CARVANA AUTO RECEIVABLES TRUST 2021-P3

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2021-P3

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee

By:
Name:
Title:

BRIDGECREST CREDIT COMPANY, LLC

By:
Name:
Title:

VERVENT INC.

By:
Name:
Title:

Exhibit A

Information to be Confirmed by Backup Servicer

1.    The aggregate outstanding balance of the Serviced Receivables at the beginning of the Collection Period

2.    The number and Principal Balance of Delinquent Receivables and Serviced Receivables that became Charged-Off Receivables in the related Collection Period (calculated using the Principal Balance of such Serviced Receivables immediately before they became Charged-Off Receivables) at the close of the Collection Period

3.    The Pool Balance of Serviced Receivables at the close of the Collection Period

4.    The following information, to the extent contained in the Servicer’s Certificate:

a. the aggregate amount of principal distributable to each Class of Notes (other than the Class XS Notes)

b. the aggregate amount distributable as interest on the related Distribution Date to each Class of Notes (other than the Class XS Notes)

c. any amounts distributable on the related Distribution Date which are to be paid with funds withdrawn from the Reserve Account and the Class N Reserve Account

d. the amount to be deposited into Reserve Account and the Specified Reserve Account Balance

e. the outstanding principal amount and Pool Factor for each Class of Notes (other than the Class XS Notes)

f. the Class A Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class C Interest Carryover Shortfall, the Class D Interest Carryover Shortfall, and the Class N Interest Carryover Shortfall

g. the Servicing Strip Amount

h. the Collateral characteristics including APR and term

i. the total net loss of the Collection Period

A-1

Exhibit B

Backup Servicer Compensation

(a)    The ongoing back-up servicing fee shall be $2,750 per month (and $1,650 for the first Distribution Date), billed monthly in advance, and payable pursuant to Section 2.7 of the Indenture.

(b)    Pre-approved, reasonable third party expenses incurred by Backup Servicer in its performance of its duties hereunder, including, but not limited to, expenses incurred for travel for site visits, due diligence and transfer of servicing and payable pursuant to Section 2.7 of the Indenture. Such expenses related to the cost of entering into this Agreement shall be paid by Carvana, LLC.

All payments shall be made via ACH with reference to [On File].

B-1